Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014 of Cumberland Pharmaceuticals Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A.J. Kazimi, Chief Executive Officer and Rick S. Greene, Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. J. Kazimi
A.J. Kazimi
Chief Executive Officer
November 7, 2014

/s/ Rick S. Greene
Rick S. Greene
Vice President and Chief Financial Officer
November 7, 2014